UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07853

                                 Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

                                         Wilmington, DE 19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

                                         Wilmington, DE 19807

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-463-6670

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Investor Class Shares

Institutional Class Shares

Advisor Class Shares

Annual Report

December 31, 2016

This  report  has been prepared for the general information of Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management December 31, 2016

January 27, 2017

Dear Fellow Shareholders and Friends:

Despite the substantial challenges provided by a year that was exceptionally tough for active management the Kalmar “Growth-with-Value” Small Cap Fund outperformed its Russell 2000 Growth benchmark overall for the year 2016, trailing the benchmark by only a very small margin in the Fourth Quarter as the post-election “hope trade” took over. The Fund’s performance has ranked well compared to many Small Cap Growth funds, and benefited because of our stated investment approach to own higher-quality, more self-determinative growth businesses, while managing them with Kalmar’s sensible, productive valuation and risk control disciplines has been successful in the volatile environment. We believe these high standards, along with good execution and strong business delivery by our portfolio companies overall, leave us well-positioned as we enter 2017.

2016’s volatile equity market experienced four major shifts: Starting with a deep January/February correction; which suddenly switched to a surprising renewed “Risk On” advance that became pronouncedly more low quality and speculative through September; until a sharp decline in October; then an instant spike upward after the election surprise, driven by changed Trump-inspired leadership. Only the first period plus October favored Kalmar’s investment style, while the second, primarily the Third Quarter, was profoundly antithetical to our quality-grounded style because of its extreme low quality character.

The Trump victory sparked an instant wind shear lift for those companies’ stocks perceived to benefit most from fiscal stimulus, big infrastructure spend, reduced regulation, and rising interest rates. The Trumponomics hope trade thus focused on more cyclical/more commoditized, inherently less growthy companies’ stocks which generally have lower Price/Earnings (P/E) ratios. In the post-election spike, the Smaller Caps performed the best, followed by the Smids, with Mid and Large performing about equally but trailing the others. In all size segments for the Fourth Quarter, Value stocks (where Trumponomics beneficiaries were preponderantly found) dramatically outperformed, with Smaller Cap Value eclipsing Smaller Cap Growth by the widest margin we can remember including the dot.com meltdown. The very same was true for the full year.

Kalmar “Growth-with-Value” Small Cap Fund Total Returns (%) — As of 12/31/2016	QTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/11/97
Investor Class (KGSCX)[1]	3.33	11.42	-1.37	9.31	6.60	8.21
Advisor Class (KGSAX)[2]	3.19	11.46	-1.31	9.35	6.62	8.22
Institutional Class (KGSIX)[3]	3.16	11.55	-1.21	9.41	6.65	8.24
Russell 2000® Growth Index	3.57	11.32	5.05	13.74	7.76	6.95
Russell 2000® Index	8.83	21.31	6.74	14.46	7.07	8.61

Note: Returns shown longer than 1-year are annualized. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance data current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.36% for the Investor Class, 1.28% for the Advisor class, and 1.18% for the Institutional class. The total expense ratio printed in the prospectus may differ from the current ratio. The Fund imposes a 2.0% redemption fee on shares redeemed within 30 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index. 1Investor class performance prior to May 1, 2013 reflects certain sub-accounting and shareholder services fees similar to the formal Shareholder Services Fees plan initiated on that date and deducted from the Fund’s assets at the annualized rate of 0.25%. 2Advisor Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until July 18, 2013. Advisor Class performance prior to July 19, 2013 is the performance of the Investor Class. 3Institutional Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until May 14, 2013. Institutional Class performance prior to May 15, 2013 is the performance of the Investor Class.

What especially stands out in terms of Fourth Quarter performance-leading influences in the Russell 2000 Growth Index is that the lowest P/E stocks and the lowest growth rate companies led by a very wide margin. For instance, the stocks of slower growth companies in the index (less than 10% projected growth) performed 10% better than the performance of higher growth companies (greater than 20% projected growth), which were actually down 3%. For the full year in the Russell 2000 Growth the lower growth to higher growth performance gap was astoundingly over 14%. Comparing P/E’s for the Fourth Quarter, the lowest P/E quintile in the benchmark outperformed the highest P/E quintile by more than 14% and for the full year by 18%! Lesser leadership influences were higher ROE’s (Return on Equity) and lower Beta’s. Debt to Capitalization didn’t seem to matter in the Fourth Quarter, which represents a welcome change from the Third Quarter and full year when high debt to capital was a major leadership factor – we would argue this is counter to sound investment principles.

Kalmar, as always, is focused on owning what we believe to be reasonably valued companies with business differentiation, high quality, and strong growth, yet despite the several substantial headwinds during the year discussed above, we were able to outperform for the Fund.

Since August 2015, the market has vacillated sharply between low quality, “Risk On” speculative leadership and higher quality leadership. While this represents a more productive balance for Kalmar compared to the prior 19 months, which were monolithically led by lower quality companies, we have asserted that as interest rates and the cost of capital rise, future leadership is likely to more consistently favor better quality companies that can generate operating cash flow to fund their internal initiatives and investment needs. That transition appears to be underway and suggests that 2017 may be more conducive to Kalmar’s investment style than the past several years.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

Performance Attribution

During the Fourth Quarter, the Fund’s holdings in the Health Care, Technology, Financial Services, and Energy sectors contributed the most.

•

By design, our Health Care holdings have less exposure to government policy risk, and that plus positive company-specific developments helped them outperform the worst performing sector in the benchmark by a great deal. For instance, while concerns about drug pricing hurt most Biopharma stocks, our “proxy plays” there performed much better, as has generally been the case. In Technology, strength in several of our differentiated hardware and telecom-related holdings helped the most, while our SaaS companies also fared well relative to their index counterparts.

•

Energy and Financial Services deserve particular comment. Banks, brokers, and insurance companies were the biggest beneficiaries of expected higher interest rates and reduced regulation. Though we presently have little direct exposure in these areas, our differentiated Financial Services companies have substantial growth drivers of their own and, as these received incremental attention with the reduced investor interest in REITs, their returns were better than both their sector counterparts and the benchmark despite the strong sector. Ironically, in attribution math, our Financial sector underweight hurt relative returns even while our results there were far better than the overall index.

•

Similarly, Energy was the second weakest performing sector in the benchmark, yet our focus on specially positioned E&P companies and careful avoidance of the fundamentally weakest industries in the sector produced results from our holdings far better than the sector itself, as well as superior to the overall index.

•

The biggest detractors from Kalmar’s relative performance for in the Quarter came in the Producer Durables and Materials & Processing sectors where our holdings simply did not keep up with the new Trumponomic-driven leaders, many of which fit the low growth/low P/E leadership profile and represent more commoditized businesses.

During the Fourth Quarter, Kalmar’s sector allocations, which evolve slowly as a by-product of our bottom-up research and decision making, detracted in the overall. This influence offset most but not all of the substantial contributions from our specific holdings.

Our overweight in the Energy and underweight in the Financial Services sectors, as well as a modest cash position, were the primary sectoral detractors, whereas our Health Care weighting contributed to relative returns but was not enough to offset the three mentioned. Please keep in mind that we do not seek to trade the portfolio to capture short-term market shifts, so it is not unusual for the aggregate sector weighting impact to be larger in periods when there is a dramatic change in sector leadership such as in the wind shear following the surprise election results. If we remain focused on owning companies that actually grow their value productively over time, while gaining the

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

benefits of broader investor discovery that raises the stock valuation of what we own, then these sector leadership shifts have typically balanced out over time, generally with a positive bias. See our Portfolio Positioning comments which follow for elaboration on this subject.

For the Full Year, the Kalmar Fund benefited from both its sector positioning and the holdings effect. The largest sector contribution, by far, came from our management of the Health Care sector where we were well underweight early in the year as the market corrected sharply and then, through adding additional holdings bottom-up, effectively increased the Health Care weight on improved valuations. Our overweight in Technology contributed as well. These gains were partly offset by our underweights in Financial Services and Materials & Processing and our overweights in Energy and Consumer Staples. Each of these detracting influences were relatively modest.

The largest holdings contributors came in Health Care and Energy. Both saw outsized gains relative to their sector counterparts. In Health Care we avoided the high binary and policy risk in the BioPharma area that performed poorly, while our proxy plays here were productive, plus we had a sizable list of other strong individual contributors. In Energy, our focus on E&P companies with solid balance sheets and the ability to grow reserves with a lower cost profile paid off handsomely. By smaller measures, our Technology and Utilities holdings also contributed.

These gains were partly offset by performance shortfalls in our Producer Durables, Consumer Discretionary, Consumer Staples, and Financial Services holdings. The relative drag from our Producer Durables holdings came mostly in the Fourth Quarter as described earlier.

In summary, while only brief portions of the year – primarily the market decline in January/February and in October – favored our investment approach, the steadiness of our investment style with its low turnover and slowly evolving portfolio positioning prevented us from getting whipsawed by rapid leadership changes and enabled us to outperform, importantly thanks to good overall business delivery by our higher quality companies. In addition, along with several other positives, the productivity of Kalmar’s seasoned 10-person research team and full funnel of prospective new investment ideas makes us optimistic about 2017.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

Recent Portfolio Activity1

During the Fourth Quarter we purchased 5 new holdings for the Fund and sold 11 completely. “Peel the Onion” trim and “Beef Up” decisions were active in our effort to optimize future portfolio reward-to-risk. Examples of recent new purchases include:

•

Axcelis Technologies, Inc[2] (ACLS) Market Cap† $380 Million: Axcelis primarily designs, manufactures, and services ion implantation processing equipment used in the fabrication of semiconductor chips. The Company has successfully restructured itself through sale of certain business lines and broadened its product slate, thus moving from a niche player to a broad based ion implant supplier. We believe market share gains are following, enabling improved operating leverage on top of a now sound financial model.

•

QTS Realty Trust, Inc[3] (QTS) Market Cap† $2.2 Billion: While structured as a specialized REIT, QTS has grown at a high rate since 2010. It operates data centers primarily in the U.S. and additional sites internationally. We believe it is well positioned to capitalize on the trend toward outsourcing data centers, and can benefit from favorable pricing on renewals and good visibility through its backlog. QTS has capacity available in existing sites to grow robustly plus proven skills at site acquisition. Their operating strategy of buying and converting industrial sites has enabled efficient capital deployment which, we believe, can generate increasing payouts going forward and P/E multiple expansion prompted by continued strong growth.

•

Wolverine World Wide, Inc[4] (WWW) Market Cap† $2.3 Billion: Wolverine designs, manufactures, and markets a broad range of shoes under a variety of brands, including Sperry, Merrell, Saucony, Keds, and a number of others that are marketed globally. New product initiatives, more favorable fashion trends, and improvements in the work-boot business earlier hurt by the weak energy economy, are likely to combine with other internal initiatives to reduce the overall cost structure, deliver stronger revenue growth, benefit margins, and drive improved earnings.

†	Market cap values shown are at the time of purchase during the quarter.
[1]

The information provided in this commentary is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular sector or that any stock mentioned will be successful. This commentary is not representative of all securities purchased or sold for the Fund. Holdings are subject to change. Kalmar Investments will provide a comprehensive list of security purchases and sales for the past 12 months upon request.

[2]	Axcelis Technologies, Inc (0.69% of Fund assets as of 12/31/16)
[3]	QTS Realty Trust, Inc (0.02% of Kalmar Fund assets as of 12/31/16)
[4]	Wolverine World Wide, Inc (0.93% of Fund as of 12/31/16)

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

“Growth-with-Value” Portfolio Positioning

As a fundamentally based, bottom-up growth investor, Kalmar invests in companies with the longer term holding intent of a business owner rather than with a trader’s or speculator’s mentality. Our research is intensely focused on developing proprietary conviction in the quality of a business, the internal initiatives and secular tail-winds that can deliver above-expectation revenue, margin, and earnings development over some extended period, and in companies whose stocks trade at valuation levels that are likely to expand. In addition to obvious criteria, we define a quality business as one that has greater ability to self-determine its future competitive position and its strategic, operational, and financial outcomes. Put another way, there are many companies with rock solid balance sheets and other positive attributes but that don’t have the self-determining growth capabilities we seek. Furthermore, the “with-Value” aspect of our “Growth-with-Value” strategy describes Kalmar’s stock valuation discipline that helps ensure reward-to-risk outcomes that strongly favor the upside versus the downside. For the upside, we seek evidence that supports our forward growth thesis rather than hope. It is rare to find such evidence in the lowest P/E ranges. Evaluating the downside requires an assessment of company specific risks, as well as work to minimize certain other types of risk such as “binary risk” and government “policy risk”, among others, because such risks are not readily manageable by companies themselves, as well as being too unpredictable from the perspective of an outside investor.

These investment disciplines and our reward-to-risk management process help determine Kalmar’s portfolio positioning at any point in time. For instance, we have regularly stated that the high binary risk in most small, development-stage BioPharma companies, coupled with their exposure to government policy risk that affect drug approvals and pricing, plus their stocks’ hope-laden valuations push the preponderance of them outside our investment disciplines. Another example would be garden-variety banks and insurers. Regulation has handicapped the growth potential of such banks and insurers, thereby capping the possible valuation expansion opportunity, while at the same time “transparency risk” is a substantial impediment in attempting to assess the quality of their assets – which can erode quickly when a lender or underwriter succumbs to unwise growth ambitions. Other investments with potentially more growth and less risk can generally be found. However, after three decades of secular interest rate declines, the Fed is now tightening. Therefore, among other objectives, we are focusing our research within Financials to explore ways to invest in differentiated, better run companies that can benefit from productive lending in a period of better GDP growth and reduced but steady regulation.

Limiting exposure to segments of the economy for reasons related to sensible investment disciplines is not material when such segments represent tiny percentages of a given sector or benchmark. But, when such segments become sizable enough to influence investment returns, then we look for alternative, creative ways to invest in those growth areas without violating good disciplines. One way to do so is to qualify indirect investments when direct exposures appear too risky. In our vernacular, we call these “proxy plays”. These can be companies that serve the same end market yet that have the investment criteria required for smart reward-to-risk. Examples include companies that provide necessary products or services to a number of direct players in an industry, such as a Health Care company

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

that provides critical ingredients or special services for Biotech drug development or production. Thus, that particular proxy play would be an investment that benefits from the overall exciting demand growth of the Biotech industry, for instance, without assuming the high binary risk of a specific cash-burning “science venture” which may fail – and many do – a risk that is too severe to assume. Well-conceived proxy plays can provide similar to better upside potential than many direct plays, importantly with less downside risk, while also offering longer runways of growth. The shortcoming to proxy plays, of course, is that there simply may not be enough productive plays to offset the size and power of an industry that is on a tear, such as the several year speculative run that Biotechs experienced until their blow-off beginning in August 2015.

Another way that Kalmar’s investment disciplines and strategy impact performance, particularly short term, can be seen in the effects of our differential sector weightings. Considering objectives and effects, we specifically seek to own companies that can generate a runway of future growth across a range of economic conditions, thus offering greater ultimate compounding opportunity. The result is longer holding periods, lower portfolio turnover, and sector allocations that evolve gradually over time, rather than allocations that rotate rapidly following top-down rationale. Over reasonable measurement periods, Kalmar’s sector weightings seek to add value to relative returns with our holdings’ impact expected to be the primary driver of performance. However, in the short-term our “style steadiness” has potential to result in meaningful impacts to performance, particularly when there are sudden changes in market leadership. If we attempted to anticipate and play such leadership shifts in a momentum-sense, then the short-run positive or negative impact of such decisions would be important to evaluate. But by and large, we view the sectoral weighting effect of our bottom-up investment style more like a noisy challenge, within which our longer term company ownership-focused research should be able to succeed. As discussed earlier, the Fourth Quarter of 2016 brought a wind shear in sector leadership following the election, which detracted from Kalmar’s relative returns, but we see this as a small cost versus disrupting ownership of what we believe are the “better businesses” steadily adding to their intrinsic values within the portfolio.

That said, how are we positioned today? Kalmar’s most notable sector weighting differences now versus our benchmarks are in Financial Services, where we are underweight, and in the Technology sector, where we are presently overweight. In Financial Services, the underweight results because the sector is dominated by REITs, banks, brokers, and insurance companies. We historically have had relatively little exposure to these areas because REITs are primarily income vehicles, not vigorous growth businesses, while both the regulatory and transparency risks for the others, as discussed above, have limited their appeal. However, in the Fourth Quarter, we added a high growth data center outsourcing company to the portfolio which happens to have a REIT structure, but is not a typical income-oriented REIT. In the meantime, our differentiated Financial Service holdings have gained traction among investors after a period where there was a fixation on REITs in the zero-cost-of-money, ultra-low-yield environment that now appears behind us.

Kalmar is currently overweight in Technology because the sector is rich with high growth companies to consider. Our exposure here depends on specific bottom-up research insights combined with stock valuations – adding to our

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

Technology holdings when the reward versus risk is appealing for individual stocks and trimming or selling when it is not, and always avoiding hyped “story-stocks’ with no earnings. Since we are relatively far into an economic expansion, we have focused our components-oriented investments on companies with product-specific drivers that should help them outgrow their peers. A major theme within our Technology positioning is to focus on companies that are transforming large legacy hardware and software investments into “the cloud”. The adoption of cloud solutions is accelerating as the industry evolves from niche applications to mainstream business transformations that would not have been considered a few years ago. Rather than concentrate on traditional hardware or software companies, we are investing in companies that benefit from recurring revenue SaaS (Software as a Service) models or from outsourcing infrastructure. In software, some recurring revenue models suffer early on from the up-front expenses necessary to build out their service platform, but they have strong unit economics that provide significant operating leverage. Unlike money-losing concept investments, as SaaS companies become profitable, we have confidence in investing in these models because they have the potential to produce long periods of margin and cash flow expansion without the need to come back to the market for additional financing.

During 2016, Kalmar’s weighting in the Health Care sector grew the most to be quite equally-weighted with the benchmark as we took advantage of the early 2016 market sell-off to add certain specific Health Care stock exposure at valuations on our terms. We remain substantially underexposed to small BioPharma “science ventures” as most have not yet matured enough to have the business quality, product diversity, and financials that meet our requirements for company risk/reward. But over time there will surely be more that we can qualify within our disciplines. In the meantime, we have invested to develop special knowledge to take advantage of potential Biopharma opportunities. Our research has been very active in searching out productive proxy plays into this industry. As you read earlier, we remain cautious about Health Care policy and regulatory risks. For example, our Pharmaceutical exposure is primarily through generic drug companies that are part of the solution to high drug prices. Similarly in other Health Care industries, we are focused on those companies that have potential to materially improve patient outcomes and/or reduce costs of treatment. Within Health Care overall it is easier to find combinations of competitive advantages, barriers to entry, and intellectual property – though the sector may not benefit as much as others from Trump fiscal policy stimulus.

The Consumer Discretionary sector (described with conscious over-exaggeration) has been difficult the past several years for just about every company except Amazon. Over time, we have culled our Specialty Retailers to focus on businesses that are more “Amazon-proof”. We believe our restaurant holdings have strong operations, unique customer appeal, and a mix of formats that should appeal to diners across the income spectrum. Additionally, we’ve tried to find consumer-facing companies that appeal more to Millennials’ interests.

In the Consumer Staples sector, our holdings were hurt in 2016 by the effect of food price deflation, but they have nevertheless been able to improve their competitive positions. Looking forward, food deflation appears likely to have largely run its course, thus we have been beefing up some existing portfolio positions where we expect a “sweet spot” of positively inflecting revenue growth, margins, and cash flows to develop.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

In general the Fund is positioned in companies that we believe can leverage their good execution and prior investments into strong earnings growth within a scenario of continuing slow to accelerating GDP growth, yet that should also be able to outcompete and gain market share if the reverse transpires. Importantly also, their stock valuations appear reasonable to us rather than inflated. We believe this positioning has “all weather” attributes, offering a combination of both offense and defense. With plenty of political and geopolitical uncertainties and a stock market trading at high valuations, we believe this combination is prudent and timely. Meanwhile, our ten-person research team of highly experienced stock pickers has both the capacity and proprietary knowledge to closely follow a broad range of prospective investments, including those that have been public for years as well as those newer to the market. This should continue to produce a rich pipeline of prospective new investment ideas which, we believe, should keep the Fund portfolio productively refreshed, while maintaining our investment standards and making a crisp sell discipline easier to accomplish.

2017 Economic and Market Outlook

For the year ahead Kalmar expects moderate positive returns for U.S. equities as the market rises to new highs – with pretty substantial volatility – maybe like the new President’s temperament. However, there appears to be a lot of hope already built into the Trump “hope trade”. Whether encompassing tax reduction, fiscal stimulus, infrastructure spend, less regulation, or the positive impact of rising interest rates on certain sectors, many of the benefits of his agenda already seem to be substantially discounted in stocks. In the two months since the election, few details on the new administration’s policies have emerged – in contrast to scattershot, worrisome tweets. We understand that this was expected to be a pro-business, shake ‘em up administration, but how long patience will last before concerns develop about policy substance and execution is a real question? Meanwhile, the belief and sizzle seems to be cooling, partially offset by good news economically.

Indeed, lots of positives economically appear to be coming together.

•	Brexit risks appear to have receded, though Sterling continues to decline.
•	Eurozone economies have strengthened.
•	Oil prices have also, with supply/demand balancing.
•	China growth has improved; risk there appears lower, though debt is rising and so are capital outflows.
•	U.S. wages are accelerating; small business and corporate optimism have risen notably.
•	Pricing power is improving along with inflation expectations.
•	U.S. capital spending finally seems to be beginning to inflect upward.
•	Global growth is accelerating gradually, with the manufacturing recession potentially ending.
•	Most Central bank policies are still extremely accommodative.
•	Accordingly the outlook for corporate revenue and earnings growth should improve further.

So what is the anticipated intersection of these developments with the U.S. stock market – and smaller stocks in particular?

•	Earnings should be better, while expectations aren’t unreasonable, particularly bottom-up.
•	However, investor complacency is quite elevated already.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

•	Valuations are high, and jumped further in economically sensitive and financial areas after the election surprise.
•	Smaller stocks were the biggest beneficiaries, with Small Value stocks rocketing to their most expensive levels ever.
•	ETF inflows continue powerful, but shifted somewhat away from bonds toward Small and Value.
•	Small Growth stock valuations appear roughly neutral with Large Caps but also appear especially cheap relative to Small Value stocks.
•	However, Value and particularly Small Value generally outperform when economic growth accelerates.
•	But, given Value’s heady rise in 2016, the degree of acceleration is likely to be very determinative going forward.
•	There are ample investment opportunities among reasonably-priced smaller growth companies.
•	With peak liquidity and zero cost money behind us, quality stocks logically – and finally – may get a truly level playing field and potentially assume leadership.

Summarizing Kalmar’s Outlook: The U.S. continues to be the Best House on the World Block. The global economic outlook is more positive, with recession risk still seemingly several years away. Buckle up though, because political and geopolitical risks appear more unpredictable than usual. Lots of change seems likely. These and other risks considered, Kalmar is optimistic about good relative returns in 2017, with a possible long-overdue shift toward higher quality and better odds of active investment strategies surpassing passive strategies than in recent years. Importantly, we believe both Kalmar’s investment team productivity and research pipeline are very positive. This is crucial for a bottom-up investment firm and helps reinforce our sanguine outlook for 2017.

Organizational Developments

In November, James Gowen joined Ford Draper and Dana Walker as a co-leader of the Investment Team. Kalmar’s ten-person investment team and several valuable support teams – with partners of the firm throughout – are all stable, productive, and committed to meet or exceed the expectations of our fellow shareholders. This brings our best wishes for a healthy and prosperous year in 2017.

Yours faithfully,

Ford B. Draper, Jr., President

Kalmar Pooled Investment Trust

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

ROE (Return on equity) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested. Beta is a measure of a portfolio’s volatility. Statistically, beta is the covariance of the portfolio in relation to the market.

Investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current and future portfolio holdings are subject to risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. This commentary is not representative of all securities purchased or sold for the Kalmar Fund. Holdings are subject to change. Kalmar Investments will provide a list of security purchases and sales for the past 12 months upon request.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments.

The indices mentioned herein are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses. You cannot invest directly in an index.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — continued

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund — Investor Class Shares

Growth of $10,000 vs. The Russell 2000® Growth Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Kalmar “Growth with Value” Small Cap Fund’s (the “Fund”) annual gross operating expense, as stated in the current prospectus, is 1.36%, 1.18% and 1.28% for the Investor Class, the Institutional Class and the Advisor Class, respectively. These ratios may differ from the actual expenses incurred for the period covered by this report. The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, extraordinary expenses, brokerage commissions, interest and “Acquired Fund” fees and expenses, to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2017, unless the Board of Trustees of the Kalmar Pooled Investment Trust (the “Trust”) approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report from Management — concluded

or waived its fees. No recoupment will occur unless the expenses of a Class or the Fund are below the Expense Limitation. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 30 days of purchase.

The Russell 2000® Growth and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Expense Example — concluded

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016
Investor Class*
Actual	$1,000.00	$1,077.90	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.77	$6.43
Institutional Class**
Actual	$1,000.00	$1,077.20	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.25
Advisor Class***
Actual	$1,000.00	$1,077.00	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.44	$6.75

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.27% multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Investor Class’s ending account value on the first line in the table is based on its actual total return of 7.79% for the six-month period of July 1, 2016 to December 31, 2016.
**	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.23% multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Institutional Class’s ending account value on the first line in the table is based on its actual total return of 7.72% for the six-month period of July 1, 2016 to December 31, 2016.
***	Expenses are equal to the Advisor Class’s annualized expense ratio of 1.33% multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Advisor Class’s ending account value on the first line in the table is based on its actual total return of 7.70% for the six-month period of July 1, 2016 to December 31, 2016.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Portfolio Holdings Summary Table December 31, 2016 (Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	27.6%	$35,670,772
Healthcare	27.6	35,624,519
Consumer Discretionary	20.9	26,964,462
Producer Durables	14.8	19,063,740
Materials & Processing	8.6	11,127,234
Financial Services	7.5	9,665,054
Energy	5.9	7,614,183
Utilities	2.3	2,981,979
Consumer Staples	1.5	1,904,880
Securities Lending Collateral	18.8	24,204,117

Total Investments	135.5	174,820,940
Liabilities In Excess Of Other Assets	(35.5)	(45,766,452)

NET ASSETS — 100.0%	100.0%	$129,054,488

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments December 31, 2016

	Shares	Value (Note 3)
COMMON STOCK — 116.7%
Consumer Discretionary — 20.9%
AUTO PARTS — 1.6%
LKQ Corp. *	66,790	$2,047,114

DIVERSIFIED RETAIL — 1.5%
Ollie’s Bargain Outlet Holdings, Inc. * (a)	69,015	1,963,477

ENTERTAINMENT — 3.1%
IMAX Corp. (Canada) * (a)	72,270	2,269,278
Live Nation Entertainment, Inc. *	64,410	1,713,306

		3,982,584

RADIO & TV BROADCASTERS — 1.2%
Entravision Communications Corp. (A Shares)	223,550	1,564,850

RESTAURANTS — 6.2%
Chuy’s Holdings, Inc. * (a)	81,865	2,656,519
Popeyes Louisiana Kitchen, Inc. *	31,250	1,890,000
Texas Roadhouse, Inc. (a)	70,000	3,376,800

		7,923,319

SPECIALTY RETAIL — 5.0%
Shutterfly, Inc. *	40,215	2,017,989
Ulta Salon Cosmetics & Fragrance, Inc. *	11,670	2,975,150
Zumiez, Inc. * (a)	67,610	1,477,279

		6,470,418

TEXTILES APPAREL & SHOES — 2.3%
Oxford Industries, Inc. (a)	29,940	1,800,292
Wolverine World Wide, Inc.	55,235	1,212,408

		3,012,700

TOTAL CONSUMER DISCRETIONARY		26,964,462

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments — continued December 31, 2016

	Shares	Value (Note 3)
Consumer Staples — 1.5%
FOODS — 1.5%
Performance Food Group Co. * (a)	79,370	$1,904,880

TOTAL CONSUMER STAPLES		1,904,880

Energy — 5.9%
OIL: CRUDE PRODUCERS — 5.9%
Matador Resources Co. * (a)	132,685	3,417,966
PDC Energy, Inc. *	49,750	3,610,855
Southwestern Energy Co. * (a)	54,100	585,362

		7,614,183

TOTAL ENERGY		7,614,183

Financial Services — 7.5%
ASSET MANAGEMENT & CUSTODIAN — 1.7%
Financial Engines, Inc. (a)	59,590	2,189,933

CONSUMER LENDING — 1.6%
Encore Capital Group, Inc. * (a)	72,815	2,086,150

EQUITY REIT - INFRASTRUCTURE — 0.0%
QTS Realty Trust, Inc. (A Shares)	485	24,080

FINANCIAL DATA & SYSTEMS — 4.2%
Alliance Data Systems Corp.	7,965	1,820,003
WageWorks, Inc. *	48,895	3,544,888

		5,364,891

TOTAL FINANCIAL SERVICES		9,665,054

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments — continued December 31, 2016

	Shares	Value (Note 3)
Healthcare — 27.6%
BIOTECHNOLOGY — 6.7%
INC Research Holdings, Inc. (A Shares) *	37,565	$1,975,919
Ligand Pharmaceuticals, Inc. * (a)	32,300	3,282,003
Repligen Corp. *	108,945	3,357,685

		8,615,607

HEALTHCARE SERVICES — 4.3%
AMN Healthcare Services, Inc. * (a)	51,955	1,997,670
BioTelemetry, Inc. *	95,740	2,139,789
Omnicell, Inc. *	42,035	1,424,987

		5,562,446

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 11.9%
Cantel Medical Corp.	15,985	1,258,813
Cooper Companies, Inc. (The)	17,540	3,068,272
Globus Medical, Inc. (A Shares) * (a)	58,545	1,452,501
ResMed, Inc. (a)	28,115	1,744,536
Vascular Solutions, Inc. *	38,047	2,134,437
West Pharmaceutical Services, Inc.	66,640	5,653,071

		15,311,630

MEDICAL EQUIPMENT — 2.6%
Inogen, Inc. * (a)	24,495	1,645,329
Luminex Corp. *	86,774	1,755,438

		3,400,767

PHARMACEUTICALS — 2.1%
Amphastar Pharmaceuticals, Inc. * (a)	68,790	1,267,112
Teligent, Inc. * (a)	221,930	1,466,957

		2,734,069

TOTAL HEALTHCARE		35,624,519

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments — continued December 31, 2016

	Shares	Value (Note 3)
Materials & Processing — 8.6%
BUILDING MATERIALS — 3.5%
NCI Building Systems, Inc. *	82,380	$1,289,247
Trex Co., Inc. *	50,385	3,244,794

		4,534,041

CHEMICALS: DIVERSIFIED — 2.1%
PolyOne Corp.	83,674	2,680,915

DIVERSIFIED MATERIALS & PROCESSING — 1.7%
Belden, Inc.	30,390	2,272,260

METALS & MINERALS DIVERSIFIED — 1.3%
Minerals Technologies, Inc.	21,230	1,640,018

TOTAL MATERIALS & PROCESSING		11,127,234

Producer Durables — 14.8%
BACK OFFICE SUPPORT, HR, AND CONSULTING — 3.9%
CEB, Inc.	36,220	2,194,932
WNS Holdings, Ltd., ADR *	103,459	2,850,295

		5,045,227

FORMS AND BULK PRINTING SERVICES — 1.5%
InnerWorkings, Inc. *	187,730	1,849,141

INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 1.7%
MSC Industrial Direct Co., Inc. (A Shares)	24,025	2,219,670

MACHINERY: INDUSTRIAL — 2.2%
Middleby Corp. * (a)	22,085	2,844,769

OFFICE SUPPLIES & EQUIPMENT — 2.2%
Electronics For Imaging, Inc. *	64,860	2,844,760

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments — continued December 31, 2016

	Shares	Value (Note 3)
Producer Durables — (Continued)
SCIENTIFIC INSTRUMENTS: ELECTRICAL — 3.3%
A.O. Smith Corp.	47,285	$2,238,945
EnerSys	25,880	2,021,228

		4,260,173

TOTAL PRODUCER DURABLES		19,063,740

Technology — 27.6%
COMMUNICATIONS TECHNOLOGY — 3.0%
GTT Communications, Inc. * (a)	136,060	3,911,725

COMPUTER SERVICES SOFTWARE & SYSTEMS — 12.4%
Actua Corp. *	30,175	422,450
Acxiom Corp. *	162,502	4,355,054
Callidus Software, Inc. *	170,825	2,869,860
Five9, Inc. *	27,400	388,806
LogMeIn, Inc. *	29,565	2,854,501
Pegasystems, Inc.	46,975	1,691,100
SPS Commerce, Inc. *	19,065	1,332,453
Ultimate Software Group, Inc. *	11,800	2,151,730

		16,065,954

ELECTRONIC COMPONENTS — 4.3%
Methode Electronics, Inc.	54,990	2,273,837
Rogers Corp. *	41,800	3,210,658

		5,484,495

PRODUCTION TECHNOLOGY EQUIPMENT — 1.6%
Axcelis Technologies, Inc. *	61,695	897,662
Xcerra Corp. *	148,345	1,133,356

		2,031,018

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Schedule of Investments — concluded December 31, 2016

	Shares/Par	Value (Note 3)
Technology — (Continued)
SEMICONDUCTORS & COMPONENTS — 6.3%
CEVA, Inc. *	48,380	$1,623,149
Exar Corp. *	162,630	1,753,151
MaxLinear, Inc. (A Shares) *	164,655	3,589,479
Power Integrations, Inc.	17,860	1,211,801

		8,177,580

TOTAL TECHNOLOGY		35,670,772

Utilities — 2.3%
TELECOMMUNICATIONS — 2.3%
8X8, Inc. *	208,530	2,981,979

TOTAL UTILITIES		2,981,979

TOTAL COMMON STOCK (COST $77,983,324)		150,616,823

SECURITIES LENDING COLLATERAL — 18.8%
Dreyfus Government Cash Management Fund	10,660,159	10,660,159
U.S. Treasury Bill, 0.00%, 01/12/2017-05/25/2017	$708,407	707,785
U.S. Treasury Bond, 2.25%-8.13%, 08/15/2019-11/15/2046	1,726,452	1,789,456
U.S. Treasury Inflation Indexed Bond, 0.63%-2.38%, 01/15/2025-02/15/2045	416,926	470,202
U.S. Treasury Inflation Indexed Note, 0.13%-2.13%, 04/15/2017-01/15/2026	2,120,053	2,241,544
U.S. Treasury Note, 0.50%-4.75%, 02/28/2017-08/15/2026	8,287,956	8,334,971

TOTAL SECURITIES LENDING COLLATERAL (COST $24,204,117)		24,204,117

TOTAL INVESTMENTS (COST $102,187,441) — 135.5%		174,820,940

LIABILITIES IN EXCESS OF OTHER ASSETS — (35.5)%		(45,766,452)

NET ASSETS — 100.0%		$129,054,488

*	Non-income producing security
(a)	All or a portion of the security is on loan. See Note 11 in Notes to Financial Statements.
ADR	American Depository Receipt

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Statement of Assets and Liabilities

As of December 31, 2016
Assets:
Investment in securities, at fair value *
(Cost $102,187,441)	$174,820,940
Receivables for:
Dividends	21,999
Capital shares subscribed	7,548
Other assets	79,581

Total Assets	174,930,068

Liabilities:
Payables for:
Securities lending collateral	24,204,117
Due to custodian	20,125,267
Capital shares redeemed	1,245,285
Advisory fee	150,013
Accrued expenses and other liabilities	150,898

Total Liabilities	45,875,580

Net Assets	$129,054,488

Net Assets Consisted of:
Shares of beneficial interest at par value	$103,850
Additional paid-in capital	56,348,443
Accumulated net investment loss on investments	—
Accumulated net realized loss on investments	(31,304)
Net unrealized appreciation on investments	72,633,499

Net Assets	$129,054,488

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Statement of Assets and Liabilities — concluded

As of December 31, 2016
INVESTOR CLASS
Net asset value, offering and redemption price per share ($48,488,817/3,920,869 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$12.37

INSTITUTIONAL CLASS
Net asset value, offering and redemption price per share ($66,661,167/5,343,641 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$12.47

ADVISOR CLASS
Net asset value, offering and redemption price per share ($13,904,504/1,120,534 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$12.41

*	Includes market value of securities on loan of $23,608,202

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Statements of Operations

For the Year Ended December 31, 2016
Investment Income:
Dividends	$477,244
Securities lending income	169,362

Total income	646,606

Expenses:
Advisory fees (Note 6)	1,783,105
Shareholder servicing fees, Investor Class (Note 6)	52,091
Shareholder servicing fees, Advisor Class (Note 6)	21,303
Transfer agent fees (Note 6)	146,672
Accounting and administration fees (Note 6)	138,511
Trustees’ fees (Note 6)	91,527
Legal fees	79,358
Compliance service fees	71,089
Printing & shareholder report fees	47,103
Audit & tax fees	20,000
Custodian fees (Note 6)	19,893
Registration fees	15,105
Miscellaneous	81,990

Total expenses before fee waivers and expense reimbursements	2,567,747

Less fees waived and expenses reimbursed by Adviser (Note 6)	(214,359)

Net expenses after waivers and reimbursements	2,353,388

Net investment loss	(1,706,782)

Realized and unrealized gain (loss) from investments
Net realized gain from investments	53,429,645
Net change in unrealized appreciation on investments	(37,249,748)

Net realized and unrealized gain from investments	16,179,897

Net increase in net assets resulting from operations	$14,473,115

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,706,782)	$(2,262,650)
Net realized gain from investments	53,429,645	122,510,978
Increase (decrease) in unrealized appreciation on investments	(37,249,748)	(142,578,251)

Net increase (decrease) in net assets resulting from operations	14,473,115	(22,329,923)

Distributions to shareholders:
From realized capital gains
Investor Class	(12,759,729)	(26,029,136)
Institutional Class	(18,960,416)	(24,835,720)
Advisor Class	(4,323,803)	(7,633,739)

Total distributions to shareholders	(36,043,948)	(58,498,595)

Decrease in net assets derived from capital share transactions (1)	(89,326,644)	(407,328,239)

Total decrease in net assets	(110,897,477)	(488,156,757)
Net assets:
Beginning of Year	239,951,965	728,108,722

End of Year	$129,054,488	$239,951,965

Accumulated net investment loss, end of year	$—	$—

(1)	For details on share transactions by class, see Statement of Changes in Net Assets — Capital Stock Activity on page 23.

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Statement of Changes in Net Assets — Capital Stock Activity

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Value	Shares	Value
Investor Class
Proceeds from Shares issued	143,037	$2,034,113	766,657	$15,039,467
Reinvestment of distributions	768,145	9,563,413	1,518,739	22,401,394
Redemption fees (Note 5)	—	3,088	—	7,063
Cost of Shares redeemed	(4,415,383)	(64,718,593)	(5,983,850)	(112,352,784)

Net decrease	(3,504,201)	$(53,117,979)	(3,698,454)	$(74,904,860)

Institutional Class
Proceeds from Shares issued	1,479,979	$22,938,037	2,229,302	$44,617,366
Reinvestment of distributions	866,405	10,883,552	803,554	11,916,318
Redemption fees (Note 5)	—	2,689	—	9,483
Cost of Shares redeemed	(3,994,131)	(57,114,153)	(17,879,794)	(352,006,086)

Net decrease	(1,647,747)	$(23,289,875)	(14,846,938)	$(295,462,919)

Advisor Class
Proceeds from Shares issued	175,941	$2,474,248	158,222	$2,959,595
Reinvestment of distributions	6,825	85,250	6,566	97,116
Redemption fees (Note 5)	—	713	—	2,180
Cost of Shares redeemed	(1,078,109)	(15,479,001)	(2,041,431)	(40,019,351)

Net decrease	(895,343)	$(12,918,790)	(1,876,643)	$(36,960,460)

Decrease in Net Assets from Capital Share Transactions	(6,047,291)	$(89,326,644)	(20,422,035)	$(407,328,239)

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
Investor Class[1]	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.57	$19.73	$22.81	$16.20	$15.36

Investment Operations
Net investment loss	(0.15)[2]	(0.10)[2]	(0.17)[2]	(0.16)[2]	(0.10)
Net realized and unrealized gain (loss) on investments	1.84	(1.27)	(1.48)	7.15	2.17

Total from investment operations	1.69	(1.37)	(1.65)	6.99	2.07

Distributions
From net realized gain on investments	(3.89)	(3.79)	(1.43)	(0.38)	(1.23)

Total distributions	(3.89)	(3.79)	(1.43)	(0.38)	(1.23)

Net asset value at end of year	$12.37	$14.57	$19.73	$22.81	$16.20

Total return	11.42%	(7.16)%	(7.24)%	43.14%[3]	13.64%

Ratios to average net assets/ Supplemental Data:
Expenses to average net assets after waivers and reimbursements	1.40%	1.36%	1.34%	1.29%	1.47%
Expenses to average net assets before waivers and reimbursements	1.47%[4]	1.36%	1.34%	1.29%	1.47%
Net investment loss to average net assets	(1.04)%	(0.52)%	(0.78)%	(0.83)%	(0.68)%
Portfolio turnover rate[5]	29.91%	50.01%	25.12%	42.89%	34.03%
Net assets at end of year (000’s omitted)	$48,489	$108,152	$219,428	$379,417	$435,402

[1]	In connection with the adoption of the Multi-Class Plan, the existing shares of the Fund were designated as Investor Class shares effective April 22, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Investor Class performance prior to May 1, 2013 does not reflect a shareholder service fee initiated on that date.
[4]	During the year, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 6).
[5]	Portfolio turnover is calculated at the Fund level.

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Financial Highlights

Institutional Class	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of year	$14.64	$19.77	$22.81	$18.82

Investment Operations
Net investment loss[2]	(0.13)	(0.07)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	1.85	(1.27)	(1.48)	4.47

Total from investment operations	1.72	(1.34)	(1.61)	4.37

Distributions
From net realized gain on investments	(3.89)	(3.79)	(1.43)	(0.38)

Total distributions	(3.89)	(3.79)	(1.43)	(0.38)

Net asset value at end of year	$12.47	$14.64	$19.77	$22.81

Total return	11.55%	(7.00)%	(7.07)%	23.21	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets after waivers to reimbursements	1.24%	1.18%	1.17%	1.22	%**
Expenses to average net assets before waivers and reimbursements	1.39%[3]	1.18%	1.17%	1.22	%**
Net investment loss to average net assets	(0.88)%	(0.33)%	(0.61)%	(0.72	)%**
Portfolio turnover rate[4]	29.91%	50.01%	25.12%	42.89	%*
Net assets at end of year (000’s omitted)	$66,661	$102,372	$431,824	$384,551

[1]	Institutional Class shares commenced operations on May 15, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	During the year, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 6)
[4]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Financial Highlights

Advisor Class	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of year	$14.60	$19.74	$22.81	$20.08

Investment Operations
Net investment loss[2]	(0.15)	(0.09)	(0.15)	(0.07)
Net realized and unrealized gain (loss) on investments	1.85	(1.26)	(1.49)	3.18

Total from investment operations	1.70	(1.35)	(1.64)	3.11

Distributions
From net realized gain on investments	(3.89)	(3.79)	(1.43)	(0.38)

Total distributions	(3.89)	(3.79)	(1.43)	(0.38)

Net asset value at end of year	$12.41	$14.60	$19.74	$22.81

Total return	11.46%	(7.06)%	(7.20)%	15.48	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets after waivers and reimbursements	1.34%	1.28%	1.26%	1.32	%**
Expenses to average net assets before waivers and reimbursements	1.50%[3]	1.28%	1.26%	1.32	%**
Net investment loss to average net assets	(0.98)%	(0.43)%	(0.70)%	(0.70	)%**
Portfolio turnover rate[4]	29.91%	50.01%	25.12%	42.89	%*
Net assets at end of year (000’s omitted)	$13,905	$29,428	$76,856	$141,889

[1]	Advisor Class shares commenced operations on July 19, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	During the year, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 6)
[4]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements For the Year Ended December 31, 2016

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is a series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997. The Fund offers three classes of shares: Investor Class, Institutional Class and Advisor Class shares. Shares of the Fund are offered and sold on a no-load basis, without the imposition of sales charges.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

2. Risk Considerations.

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements — continued

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s assets carried at fair value:

	Total Value at December 31, 2016	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$150,616,823	$150,616,823	$—	$—
Securities Lending Collateral	24,204,117	10,660,159	13,543,958	—

Total	$174,820,940	$161,276,982	$13,543,958	$—

*	Please refer to the Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements — continued

considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2016, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$102,218,745

Gross tax unrealized appreciation	72,724,100
Gross tax unrealized depreciation	(121,905)

Net tax unrealized appreciation on investments	$72,602,195

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements — continued

4. Purchases and Sales of Investment Securities. During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$53,640,084
Sales	$171,403,307

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 30 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (“Kalmar” or the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, as from time to time amended, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average of daily net assets. For the year ended December 31, 2016, investment advisory fees were $1,783,105.

Kalmar has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, extraordinary expenses, brokerage commissions, interest and “Acquired Fund” fees and expenses, to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2017, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless expenses of a class or the Fund are below the Expense Limitation. For the year ended December 31, 2016, the Adviser may seek recoupment of previously waived fees and reimbursed expenses of $214,359, expiring December 31, 2019.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Distributor”) provides principal underwriting services to the Fund pursuant to a Distribution Agreement with the Trust. The Distributor is not affiliated with the Trust, the Adviser, or any other services provided for the Fund.

The Bank of New York Mellon serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

The aggregate remuneration paid to the Trustees who are not “interested persons” by the Fund during the year ended December 31, 2016 was $91,527. Trustees of the Fund who are officers or employees of the Adviser are paid by the

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements — continued

Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

Pursuant to the Shareholder Services Plans adopted by the Trust with respect to the Investor Class and Advisor Class shares of the Fund, the Fund, or the Adviser on behalf of the Fund, may enter into shareholder service agreements with securities broker-dealers and other securities professionals who provide shareholder servicing activities for their clients invested in the Fund. As compensation for shareholder servicing activities, the Fund is authorized to pay a fee of up to 0.25% of the Fund’s average daily net assets of its Investor Class shares and a fee of up to 0.10% of the Fund’s average daily net assets of its Advisor Class shares.

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2016		December 31, 2015
Distributions paid from:
Long-term capital gains (20% capital gain rate)	$53,429,645	*	$122,498,680	*

	$53,429,645		$122,498,680

*	Includes amounts deemed distributed due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. Reclassification in the Capital Accounts. The following permanent differences primarily attributable to a net operating loss and the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes have been reclassified to the accounts in the chart below as of December 31, 2016.

Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$15,678,915	$1,706,782	$(17,385,697)

9. Components of Distributable Earnings. As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$—	$72,602,195

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Notes to Financial Statements — concluded

Any differences between book basis and basis net unrealized appreciation (depreciation) are primarily due to the deferral of losses from wash sales.

10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund receives securities lending income in the form of fees or by retaining a portion of interest or dividends on the investment of any cash received or collateral. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities.

As of December 31, 2016, the market value of the securities on loan and collateral are $23,608,202 and $10,660,159 in cash and $13,543,958 in non-cash collateral pledged at the broker, respectively.

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of December 31, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
Securities Lending	$23,608,202	$—	$23,608,202	$23,608,202	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

12. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Kalmar Pooled Investment Trust

We have audited the accompanying statement of assets and liabilities of Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”), a series of Kalmar Pooled Investment Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the two years in the period ended December 31, 2013, and in their report, dated February 26, 2014, they expressed an unqualified opinion on those financial highlights

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2017

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Management (Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
INDEPENDENT TRUSTEES
WENDELL FENTON Date of Birth: May 1939	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971-2009.	2	Trustee and President, The Brandywine Conservancy (nonprofit); Trustee, The World Affairs Council of Wilmington, DE.
NICHOLAS A. GIORDANO Date of Birth: March 1943	Trustee	Shall serve until death, resignation or removal. Trustee since 2000.	Consultant, financial services organizations since 1997.	2	Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); Director, The RBB Fund, Inc. (registered investment company) (21 portfolios); Trustee, Wilmington Funds (Registered Investment Company) (12 portfolios); formerly, Director, Commerce Bank.
DAVID M. REESE, JR. Date of Birth: July 1935	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Semi-retired since 1996.	2	None.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Management — continued (Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
JOHN W. FIELD, JR. Date of Birth: July 1944	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Managing Partner of Greenfield Associates LLC, a Greenville based consulting firm (presently).	2	Member of the Board of Trustees of the Brandywine Conservancy; Member of the Board of Directors of Fort Hill Company; Chairman and Senior Advisor of Tioga Digital Assurance; Member of the Board of Advisors of StreetSine Technology Group, Singapore. Previously served as: Treasurer of the Brandywine Conservancy; Chairman of the WSFS Bank Trust Advisory Board; Member of the Board of Trustees of the Christiana Care Health Systems; Member of the Board of Directors of StreetSine Technology Group, Singapore.
INTERESTED TRUSTEE
FORD B. DRAPER, Jr.[1] Date of Birth: May 1942	Trustee, Chairman, President and Principal Accounting Officer.	Shall serve until death, resignation or removal. Trustee, President and Chairman of the Board since 1997.	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	2	None.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Management — continued (Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
OFFICERS
FORD B. DRAPER, III[2] Date of Birth: November 1966	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2000.	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
CYNTHIA A. RICHARDS Date of Birth: September 1961	Treasurer and Chief Financial Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2014.	Treasurer and Chief Financial Officer, Kalmar Investments Inc. since January 2014; Accountant, Kalmar Investments Inc. and Kalmar Investment Advisers since 2008.	N/A	N/A
MARJORIE L. MCMENAMIN Date of Birth: August 1949	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 1998.	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
KIMBERLY R. PORTMANN Date of Birth: January 1967	Chief Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2004.	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Fund Management — concluded (Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
AHMAD VAKIL 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: December 1970	Assistant Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2016.	Senior Director and Vice President, BNY Mellon since 2006.	N/A	N/A

[1]	Mr. Draper, Jr. is an “interested” Trustee, as defined in the Investment Company Act by reason of his position as president of Kalmar Investment Advisers, the Trust’s investment adviser.
[2]	Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Other Matters (Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. Approval of Continuation of Investment Advisory Agreement. At an in-person meeting held on November 15, 2016, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously approved the continuation of the investment advisory agreement on behalf of the Fund (the “Advisory Agreement”) for an additional one year period. At the direction of the Independent Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other comparable registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients, (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) data integrity and system safeguards, (viii) a description of the investment decision-making process, sources of information and investment strategies, (ix) investment performance, (x) brokerage selection procedures (including soft dollar arrangements), (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xii) the Adviser’s proxy voting policies, and (xiii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with the approval of an advisory agreement. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Advisory Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Other Matters — continued (Unaudited)

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information provided and the Board’s previous experience with the Adviser, the Board concluded that the nature, extent and quality of the services provided by the Adviser were appropriate and consistent with the terms of the Advisory Agreement, that the quality of the services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of the Adviser’s services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate levels of education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the year to date, one year, three year, five year, ten year and since inception periods, each ended September 30, 2016, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods, noting that the Fund had outperformed the Russell 2000® Growth Index for the since inception period from April 11, 1997 to September 30, 2016, but for both indices, underperformed the category for all other periods presented. The Board reviewed performance information for the Fund as compared to the Morningstar Small Growth Category (“Morningstar Category”) for the one year, three year, five year and ten year periods ended September 30, 2016, noting that the Fund had underperformed the category for all periods presented. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the Adviser (the “Peer Group”). The Board considered the various factors identified by the Adviser that contributed to the relative underperformance of the Fund for certain periods (but not necessarily all periods), including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the indices, the Morningstar Category and funds included in the Peer Group. The Board discussed with the Adviser the reasons behind such results for the Fund, taking note of the Adviser’s explanation that the drivers of performance in the indices were to sectors that the Adviser historically underweights in the Fund. The Trustees also discussed the process for determining the Fund’s Morningstar Category and rating, including the screens used to arrive at comparable funds, such as style, assets under management, and inception date of a fund. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance, were consistent with the Fund’s investment objective and policies; (ii) that certain longer term performance, was competitive when compared to the performance of the indices, the Morningstar Category and funds included in the Peer Group. Taking note of the Adviser’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, the Board noted that the Fund’s performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.

KALMAR POOLED INVESTMENT TRUST “GROWTH-WITH-VALUE” SMALL CAP FUND	Other Matters — concluded (Unaudited)

The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. The Trustees noted that this information showed that the Adviser’s fee and the Fund’s overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual funds’ total expense ratios. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts, although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

The Board also considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. The Board noted that the Adviser’s level of profitability in providing service to the Fund is an appropriate factor to consider and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically, but are not excessive. Based on this information, the Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the Adviser’s compliance culture and the Fund’s investment performance. The Board also considered the advisory fee breakpoints and the benefit derived by shareholders as the Fund’s asset levels increase. The Board determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Advisory Agreement with the Adviser with respect to the Fund for an additional one-year period ending November 30, 2017. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST

PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER LLP

1818 MARKET STREET, SUITE 2400

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—12/16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and John W. Field, Jr. is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,000 for 2015 and $17,000 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2015 and $3,000 for 2016.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2015 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Kalmar Pooled Investment Trust

By (Signature and Title)*	/s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date	3/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date	3/8/2017

By (Signature and Title)*	/s/ Cynthia A. Richards
Cynthia A. Richards, Chief Financial Officer
(principal financial officer)

Date	3/8/2017

*	Print the name and title of each signing officer under his or her signature.